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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Hollywood Casino Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-11163.


                                               ARTHUR ANDERSEN LLP





Roseland, New Jersey
April 13, 1998